THE EUROPE FUND, INC.

                            -----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 20, 2000

                            -----------------------


To the Stockholders of
  The Europe Fund, Inc.:

     The annual meeting of the stockholders of The Europe Fund, Inc. will be held on Tuesday, June 20, 2000 at 12:00 noon, New York City time, at The Waldorf-Astoria Hotel, 301 Park Avenue, 4th Floor, New York, New York for the following purposes:

     1. To elect directors.

     2. To ratify or reject the selection of Ernst & Young LLP as independent accountants for the Fund for the fiscal year ending December 31, 2000.

     3. To transact such other business as may properly come before the meeting.

     Stockholders of record at the close of business on May 5, 2000 will be entitled to vote at the meeting.

                                            By order of the Board of Directors,


                                            ROBERT E. PUTNEY, III
                                            Secretary

New York, New York
May 9, 2000


-------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT. IT IS REQUIRED THAT THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING SHARES BE REPRESENTED IN PERSON OR BY PROXY AT THIS MEETING. YOU ARE URGED TO SPECIFY YOUR CHOICE AND SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU DO ATTEND. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.
-------------------------------------------------------------------------------

                             THE EUROPE FUND, INC.
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                           -------------------------

                          P R O X Y  S T A T E M E N T

                           -------------------------

     This proxy statement is furnished to stockholders of The Europe Fund, Inc. (the "Fund") in connection with the solicitation of proxies for the Annual Meeting of Stockholders of the Fund to be held at 12:00 noon on Tuesday, June 20, 2000 at The Waldorf-Astoria Hotel, 301 Park Avenue, New York, New York in accordance with the attached notice of meeting. It is expected that this proxy statement and the accompanying form of proxy will be mailed to stockholders of the Fund on May 10, 2000 or as soon as possible thereafter.

     The solicitation of the accompanying form of proxy is made on behalf of the Board of Directors of the Fund (the "Board of Directors"). Revocation of any proxy may be effected orally at the meeting prior to voting or by notice in writing to the Secretary of the Fund provided the notice is received by the Secretary prior to voting. Each valid proxy received in time will be voted at the meeting in favor of Proposals 1 and 2, or, if a contrary choice is specified on the proxy, will be voted in accordance with the specification. It is required that holders of more than 50% of the outstanding shares be represented in person or by proxy at this meeting for a quorum to be established. Proposals 1 and 2 require the favorable vote of the holders of a majority of the shares entitled to vote and present at a meeting at which a quorum is present. The Fund intends to treat properly executed proxies that are marked "abstain" as present for the purpose of determining whether a quorum has been achieved. The Fund does not intend to treat a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) as present for quorum purposes unless the proxy represented by that non-vote votes on at least one Proposal. Broker non-votes will have no effect on the majority vote required for approval of the Proposals (unless the proxy voted for one Proposal), while abstentions will have the effect of a vote against the Proposals.

     There were 10,066,319 shares of common stock of the Fund outstanding on the record date, May 5, 2000. Each of these shares will be entitled to one noncumulative vote. If a stockholder participates in the Fund's Automatic Distribution Reinvestment and Cash Purchase Plan (the "Plan"), any proxy given by the stockholder will also govern the voting of all shares held for the stockholder's account under the Plan, unless contrary instructions are received by The Bank of New York, as agent under the Plan.

     The Fund will furnish to stockholders upon request and without charge a copy of its annual report (and its most recent semi-annual report succeeding the annual report, if any). To obtain a copy, call toll free (800) 543-6217 or write Princeton Administrators, L.P., P.O. Box 9095, Princeton, New Jersey 08543-9095.

                                   PROPOSAL 1

                             Election of Directors

     The directors of the Fund, with the exception of Sir Arthur Bryan, have decided not to stand for re-election to the Board in order to facilitate the integration of the Fund into the group of funds advised by Mercury Asset Management ("Mercury"), an affiliate of Merrill Lynch & Co., Inc. The new proposed directors serve on the Boards of the Mercury funds. Sir Arthur Bryan would remain on the Board to provide continuity of supervision and first-hand experience on European issues that may arise from time to time. The Board recommends election of the candidates listed below. The Board believes the Fund will benefit from the transition into the Mercury group of funds because the Fund will experience economies from operating as part of a mutual fund group that cannot be realized by remaining a single, stand-alone fund with a separate board of directors.

     Six directors are to be elected for the ensuing year and until their successors have been elected and have qualified. The names of the persons nominated for election as directors, their principal occupations and other directorships and their previous principal occupations during at least the past five years are set forth below.

     Except where a stockholder has indicated that he does not wish his proxy to be voted for all nominees or for any particular nominee or nominees, it is intended that the proxies received in the accompanying form will be voted for the election of all such nominees. Each of the nominees has indicated his or her willingness to serve for the ensuing term. If for any reason any of the nominees shall become unavailable for election, discretionary authority may be exercised by the persons named in the proxy to vote for substitute nominees proposed by the Board.

                                                                  Number of Shares of
                                                                  Common Stock Owned    Date of Election
                Name, Principal Occupations and                   Beneficially as of       to Board of
          Other Directorships and Previous Occupations              March 1, 2000***         Directors       Age
------------------------------------------------------------------------------------------------------------------
David O. Beim                                                            None                   N/A           59
   Professor of Finance and Economics at the Columbia
   University Graduate School of Business; Chairman, Outward
   Bound USA; Chairman, Wave Hill Inc.; Trustee, Mercury
   Asset Management Master Trust; Director, Mercury Asset
   Management Funds, Inc. and Mercury Asset Management V.I.
   Funds, Inc.

**Sir Arthur Bryan                                                      1,169              February 1990      77
   Director, Dartington Crystal Ltd.; Chairman, Wedgwood
   Museum Trust.   Previously: Lord Lieutenant of Staffordshire;
   Director, The United Kingdom Fund Inc., Friends' Provident
   Life Office; Chairman and Managing Director, Josiah
   Wedgwood & Sons Ltd. (manufacturers of fine china and
   crystal); Director, JCB Inc. of America, The Rank
   Organization plc.


                                       2



                                                                  Number of Shares of
                                                                  Common Stock Owned    Date of Election
                Name, Principal Occupations and                   Beneficially as of       to Board of
          Other Directorships and Previous Occupations              March 1, 2000***         Directors       Age
------------------------------------------------------------------------------------------------------------------
James T. Flynn                                                          None                    N/A           60
   Trustee, Merrill Lynch Funds for Institutions Series and
   Merrill Lynch Intermediate Government Bond Fund; Trustee,
   Mercury Asset Management Master Trust; Director, Mercury
   Asset Management Funds, Inc. and Mercury Asset
   Management V.I. Funds, Inc. Previously, Chief Financial
   Officer and employee in various capacities, J.P. Morgan & Co.
   Inc.

*Terry K. Glenn                                                         None                    N/A           59
   Chairman of the Americas region, Merrill Lynch Asset
   Management Group; Executive Vice President of Merrill
   Lynch Asset Management and Fund Asset Management;
   Executive Vice President and Director of Princeton Services,
   Inc.; President and Director of Princeton Funds Distributor,
   Inc.; President of Princeton Administrators, L.P.; Director
   and/or President of various Merrill Lynch and Mercury Funds.

W. Carl Kester                                                          None                   N/A           48
   Industrial Bank of Japan Professor of Finance, Senior
   Associate Dean and Chairman of the MBA Program, Harvard
   University Graduate School of Business Administration;
   Trustee, Merrill Lynch Funds for Institutions Series and
   Merrill Lynch Intermediate Government Bond Fund; Trustee,
   Mercury Asset Management Master Trust; Director, Mercury
   Asset Management Funds, Inc. and Mercury Asset
   Management V.I. Funds, Inc. Previously, James R. Williston
   Professor of Business Administration, Harvard University
   Graduate School of Business; MBA Class of 1958 Professor of
   Business Administration, Harvard University Graduate School
   of Business Administration; Independent Consultant.


                                       3



                                                                  Number of Shares of
                                                                  Common Stock Owned    Date of Election
                Name, Principal Occupations and                   Beneficially as of       to Board of
          Other Directorships and Previous Occupations              March 1, 2000***         Directors       Age
------------------------------------------------------------------------------------------------------------------
Karen P. Robards                                                        None                   N/A            50
   President, Robards & Company; Director, Enable Medical
   Corporation; Director, Cine Muse Inc.; Director, Cooke Center
   for Learning and Development; Trustee, Mercury Asset
   Management Master Trust; Director, Mercury Asset
   Management Funds, Inc. and Mercury Asset Management V.I.
   Funds, Inc.

-------------------
* Mr. Terry Glenn is an "interested person" of the Fund, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). He is an "interested" director because he is a shareholder of Merrill Lynch & Co., Inc. ("Merrill Lynch"), an affiliate of the Fund's Investment Manager and Investment Adviser.

** A member of the Audit Committee of the Board of Directors.

*** All shares listed in this table are owned with sole voting and investment power.

     No nominees or directors have owned shares during the last five years in Princeton Administrators, L.P., the Fund's Administrator, or any of its parents, including Merrill Lynch, other than as disclosed above.

     During the fiscal year ended December 31, 1999, four meetings of the Board of Directors were held. The sole director standing for reelection attended 75% or more of the total number of meetings of the Board of Directors and the committee on which he served.

     The Audit Committee is responsible for: (1) reviewing with the independent accountants the scope and results of their examination of the financial statements of the Fund, changes in accounting practices or auditing standards, and such other matters as the Committee may determine; (2) recommending each year to the Board of Directors independent accountants to examine the financial statements of the Fund; (3) reporting to the Board of Directors with respect to the foregoing; and (4) reviewing generally the maintenance and safekeeping of the records and documents of the Fund. The Audit Committee held two meetings during the past fiscal year. At the present time, the Board of Directors has no compensation or nominating committees, or other committees performing similar functions.

     No officer or director of the Fund received aggregate remuneration from the Fund of over $16,500 during the fiscal year ended on December 31, 1999. The officers received no remuneration from the Fund. Each director who is not an interested person (as defined in the 1940 Act) received from the Fund an annual fee of $10,000 for the fiscal year ended December 31, 1999 plus $500 for each meeting of the Board of Directors attended by that director and all directors were entitled to receive any out-of-pocket travel expenses for attendance at meetings. In addition, Mr. Solomon received as Chairman of the Board an additional annual fee of $5,000. During the past fiscal year, all directors as a group received aggregate remuneration amounting to $80,167.

                                               1999 Compensation Table

                                                                         Pension or            Total Compensation
                                                                     Retirement Benefits         From Fund and
                                        Aggregate Compensation         Accrued As Part           Fund Complex*
         Name and Position                    From Fund                of Fund Expenses        Paid to Directors
         -----------------              ----------------------       ------------------        ------------------
Anthony M. Solomon
   Chairman of the Board............           16,500                       None                      $32,625
George F. Bennett
   Director.........................           11,500                       None                       20,875
Sir Arthur Bryan
   Director.........................           12,000                       None                       21,375
Peter Stormonth Darling
   Director.........................             None                       None                         None
Leon Levy **
   Director.........................            6,667                       None                       16,042
J. Murray Logan
   Director.........................           11,000                       None                       20,375
James S. Martin
   Director.........................           11,500                       None                       20,875
Francois-Xavier Ortoli
   Director.........................           11,000                       None                       11,000

* The Fund Complex includes two funds: the Fund and The United Kingdom Fund Inc. (which dissolved on August 2, 1999).

** Mr. Levy resigned as a Director in the Fall of 1999.

      The executive officers of the Fund are:

                                                           Principal Occupation
         Name and Age     Position with Fund               During Past 5 Years
         ------------     -------------------              --------------------
Stephen M.M. Miller, 52         President          Executive Vice President, Princeton
                                                   Administrators, L.P.; Senior Vice
                                                   President, Merrill Lynch Asset
                                                   Management ("MLAM") and
                                                   Princeton Services, Inc.

Donald C. Burke, 39        Vice President and      Senior Vice President and Treasurer,
                                Treasurer          MLAM, Fund Asset Management, L.P.
                                                   and Princeton Services, Inc.; Vice
                                                   President of Princeton Funds
                                                   Distributor, Inc.  Previously, First Vice
                                                   President, Vice President and Director
                                                   of Taxation of MLAM.

Robert E. Putney, III, 39       Secretary          Director (Legal Advisory) of MLAM
                                                   and Princeton Administrators, L.P.;
                                                   Previously, Vice President of MLAM
                                                   and Princeton Administrators, L.P.

     The executive officers of the Fund are elected by the Board of Directors.

     Section 16(a) Beneficial Ownership Reporting Compliance. Due to clerical errors, Mr. Putney's Form 3, which set forth that he owned no shares of the Fund, was filed late. No shares of the Fund are beneficially owned by any executive officer of the Fund.

     While the Fund is a Maryland corporation, Sir Arthur Bryan is not a resident of the United States and substantially all of his assets may be located outside of the United States. As a result, it may be difficult for U.S. investors to effect service of process upon him within the United States or to realize judgments against him of courts of the United States predicated upon civil liabilities under the Federal securities laws of the United States.

     On May 5, 2000, the officers and directors of the Fund as a group owned beneficially approximately 4,451 shares of the Fund, or less than 1.0% of the Fund's outstanding shares.

     As of May 5, 2000, no person or group was known to the Fund to be the beneficial owner of more than 5.0% of the outstanding shares of the Fund.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                      FOR ALL OF THE NOMINEES LISTED ABOVE

                                   PROPOSAL 2

       Ratification or Rejection of Selection of Independent Accountants

     Pursuant to the 1940 Act, a majority of the directors of the Fund who are not "interested persons" of the Fund have selected Ernst & Young LLP as independent accountants for the Fund for the fiscal year ending December 31, 2000. Ernst & Young LLP has advised the Fund that neither that firm nor any of its partners have any direct or indirect material financial interest in the Fund. In accordance with the By-Laws of the Fund and the 1940 Act, this selection is being presented to stockholders for ratification or rejection. A representative of Ernst & Young LLP will be present at the 2000 Annual Meeting with the opportunity to make a statement if he so desires and will be available to respond to appropriate questions.

              THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR
             RATIFICATION OF THE REAPPOINTMENT OF ERNST & YOUNG LLP

                                 OTHER MATTERS

     The Investment Manager and the Investment Adviser

     The Fund's Investment Manager is Mercury Asset Management International Channel Islands Ltd and its Investment Adviser is Mercury Asset Management International Ltd. The Investment Manager is a wholly-owned subsidiary of the Investment Adviser, which in turn is a wholly-owned subsidiary of Mercury Asset Management Ltd, one of the largest investment managers in Europe, headquartered in London, England, at 33 King William Street, EC4R 9AS and a wholly-owned subsidiary of Mercury Asset Management Group Ltd ("MAM") of the same address whose ultimate parent is Merrill Lynch & Co., Inc., located at 250 Vesey Street, New York, New York 10281, USA.

     The Investment Manager is a corporation organized under the laws of Jersey (Channel Islands), with its principal office at Forum House, Grenville Street, St. Helier, Jersey JE4 8RL, Channel Islands. The Investment Manager was formed in January 1983 for the purposes of providing investment advisory and management services for international portfolios desiring to utilize the services of the Investment Adviser and is registered as an investment adviser with the Securities and Exchange Commission. The Investment Manager's other clients include individuals, trusts and, until recently dissolved, a registered investment company, The United Kingdom Fund Inc. The Investment Adviser is a corporation incorporated in 1981 under the Companies Act of Great Britain with its registered office and principal place of business at 33 King William Street, London EC4R 9AS, England. The Investment Adviser is registered as an investment adviser with the Securities and Exchange Commission and is regulated by the United Kingdom's Investment Management Regulatory Organization Ltd. The Investment Adviser's clients include open-ended investment companies, charitable organizations, corporations, pension plans and private investment companies.

     The Advisers now act as investment adviser or sub-investment adviser for other persons and entities and may, under agreements with the Fund, act as investment adviser or sub-investment adviser to other registered investment companies.

     Messrs. Peter J. Gibbs, John Gillespie, Frank P. Le Feuvre and Robin E.R. Rumboll are the directors of the Investment Manager. The principal occupation of each director is as follows: Mr. Gibbs is Chairman and principal executive officer of the Investment Adviser and is a director of Mercury Asset Management Ltd; Mr. Gillespie is secretary of the Investment Manager and a director and secretary of Mercury Asset Management Channel Islands Ltd; Mr. Le Feuvre is a director of Mercury Asset Management Channel Islands Ltd; and Mr. Rumboll is a director of Mercury Asset Management Channel Islands Ltd and an independent financial consultant. The address of Mr. Gibbs is 33 King William Street, London, EC4R 9AS, England. The address of Messrs. Gillespie and Le Feuvre is Forum House, Grenville Street, St. Helier, Jersey JE4 8RL, Channel Islands. The address of Mr. Rumboll is Windsor House, St. Lawrence, Jersey, Channel Islands.

     Mrs. C. Consuelo Brooke and Messrs. David M.F. Scott, Peter J. Gibbs, Steven W. Golann and J. Eric Nelson are the directors of the Investment Adviser. The principal occupation of each director is as follows: Mrs. Brooke and Mr. Scott are fund managers of the Investment Adviser; Mr. Gibbs is chairman and principal executive officer of the Investment Adviser and a director of Mercury Asset Management Ltd; and Messrs. Golann and Nelson are directors of the Investment Adviser. The address of Mrs. Brooke and Messrs. Gibbs and Scott is 33 King William Street, London, EC4R 9AS, England. The address of Messrs. Golann and Nelson is 225 Liberty Street, World Financial Center, South Tower, 10080, USA.

     The Investment Management Agreement and the Investment Advisory Agreement

     Under the Investment Management Agreement dated as of December 11, 1997 between the Fund and the Investment Manager ("the Investment Management Agreement"), the Investment Manager, on the basis of advice given by the Investment Adviser, will structure the Fund's portfolio, manage the Fund's investments and make investment decisions on behalf of the Fund in accordance with the Fund's stated investment objective, policies and limitations and subject to the supervision, review and direction of the Board of Directors.

     Under the Investment Advisory Agreement dated as of December 11, 1997 between the Investment Manager and the Investment Adviser (together with the Investment Management Agreement, the "Agreements"), the Investment Adviser will advise the Investment Manager with respect to the investment and reinvestment of the assets of the Fund in accordance with the Fund's stated investment objective, policies and limitations and subject to the supervision, review and direction of the Board of Directors.

     Under the Agreements, the Investment Manager or the Investment Adviser, with the consent of the Investment Manager, will select and place orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Advisers are obligated to provide to the Fund at least once every six months a statement of the contents and valuation of the Fund's investments (not necessarily including any evaluation of the performance of the Fund during that period).

     The Investment Management Agreement provides that the Fund will pay the Investment Manager a fee at the annual rate of 0.75% of the Fund's average weekly net assets up to $250 million and 0.65% of such assets in excess of $250 million based upon net asset value at the end of each week and payable on the last day of each calendar month. For the fiscal year ended December 31, 1999, the Investment Manager received from the Fund investment management fees totaling $1,480,013. The fee paid by the Fund to the Investment Manager is higher than that paid by most investment companies, although lower than the fee paid by most other closed-end investment companies which invest primarily in the securities of companies in foreign countries. Pursuant to the Investment Advisory Agreement, the Investment Adviser is paid by the Investment Manager a fee at the annual rate of 0.15% of the average weekly net assets of the Fund, based upon net asset value at the end of each week and payable on the last day of each calendar month, which fee amounted to $296,003 for the fiscal year ended December 31, 1999.

     The Agreements provide that neither the Investment Manager nor the Investment Adviser will be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Investment Management Agreement or the Investment Advisory Agreement, respectively, relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance, or from reckless disregard by it, of its obligations and duties under the Agreements.

     Each of the Agreements provides that each party will bear all expenses of its employees and overhead incurred by it in connection with its duties under the Agreements. Each party (other than the Fund) further agrees to pay all salaries and fees of the Fund's directors and officers who are "interested persons" of that party. The Fund will bear all of its own expenses, including but not limited to: expenses of organizing the Fund; fees of the Fund's directors who are not "interested persons" of any other party; out-of-pocket travel expenses for all directors and officers in connection with their attendance at, and other expenses incurred by the Fund relating to, directors' or committee meetings; interest expense; taxes and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of preparing stock certificates; expenses in connection with the issuance, offering, distribution, sale or underwriting of securities by the Fund; expenses of registering and qualifying the Fund's shares for sale with the Securities and Exchange Commission and in various states and foreign jurisdictions; auditing, accounting, insurance and legal costs; administrator's fee; custodian, dividend disbursing and transfer agent expenses; expenses of obtaining and maintaining the listing of the Fund's shares on the New York Stock Exchange; membership dues to professional organizations; expenses of Stockholders' meetings and preparing and distributing proxies and reports to Stockholders; and costs of information obtained from services other than the Investment Manager or its affiliated persons relating to the valuation of securities.

     Both the Investment Management Agreement and the Investment Advisory Agreement were approved by the stockholders of the Fund on February 25, 1998. The Board of Directors present at the November 23, 1999 board meeting approved the continuation of the Agreements. At the same meeting, the Agreements were approved unanimously by a majority of the directors who are not "interested persons" of the Fund. Each Agreement may be terminated at any time by the Fund on 60 days' written notice, without the payment of any penalty, upon the vote of a majority of the Fund's Board of Directors or a majority of the outstanding voting securities of the Fund. Each Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act. The Investment Adviser may terminate the Investment Advisory Agreement without penalty on 90 days' written notice to the Fund and the Investment Manager. In addition, the Investment Manager may terminate the Investment Management Agreement on 90 days' written notice to the Fund and the Investment Advisory Agreement on 90 days' written notice to the Fund and the Investment Adviser.

     Securities Transactions For and With the Fund

     Total brokerage commissions paid by the Fund amounted to $357,718 for the fiscal year ended December 31, 1999. The rate of total portfolio turnover of the Fund for the fiscal year ended December 31, 1999 was 47%.

     The Investment Manager is responsible for the selection of brokers to execute the Fund's portfolio transactions. In placing such transactions, the Investment Manager will seek to obtain best execution for the Fund, taking into account factors such as price, commission, size of order, difficulty of execution, research capabilities, skill required of the broker and investment market and statistical information provided by the broker. In seeking best execution of its transactions, the Fund may employ several different brokers.

     Orders may be placed with brokers and banks who supply research to the Fund, the Investment Manager and the Investment Adviser. The research may be used by the Investment Manager and the Investment Adviser in advising other clients, and the Fund's commissions to brokers supplying research may not represent the lowest obtainable commission rates. Although the Fund may receive research from firms affiliated with the Investment Manager or the Investment Adviser, the Fund will not pay any higher commission to these entities than would have been paid if that affiliated entity had not provided any research.

     The Fund cannot engage in principal securities transactions with the Investment Manager, the Investment Adviser or their affiliates, except pursuant to an exemptive order under the Investment Company Act of 1940.

     Administrator

     The Fund's Administrator is Princeton Administrators, L.P. (the "Administrator") which is headquartered in Plainsboro, New Jersey at 800 Scudders Mill Road and the mailing address for which is P.O. Box 9095, Princeton, New Jersey 08543-9095. The Administrator is an affiliate of Merrill Lynch. The Administrator provides administrative services, including record-keeping, preparation of reports, accounting services and legal support services. The Administrator currently provides third-party fund administration services to two (2) open-end and twenty (20) closed-end investment companies with more than $4.4 billion in net assets. Pursuant to the Administration Agreement dated April 26, 1990, by and between the Fund and the Administrator, the Administrator is paid by the Fund on the first business day of each calendar month a fee for the previous month at the annual rate of 0.25% of the Fund's average weekly net assets up to U.S. $200 million and 0.20% in excess thereof subject to a minimum fee. For the fiscal year ended December 31, 1999, the aggregate fee amounted to $492,822.

     General

     The Management of the Fund does not intend to present to the meeting any business other than the matters stated in the related notice. As of the date of this proxy statement, the Management of the Fund was not aware of any other matters which might be presented for action at the meeting. If any matter not referred to in the enclosed proxy should properly come before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

     The cost of soliciting proxies for the annual meeting will be borne by the Fund. In addition to the solicitation by mail, the Fund's officers may solicit proxies personally, for which they will receive no special compensation. The Fund also has retained Georgeson Shareholder Communications Inc. to assist in the solicitation of proxies for a fee of $3,500 plus out-of-pocket expenses. The Fund may reimburse brokers or persons holding stock in their names or in the name of their nominees for their expenses in sending proxy material to the beneficial owners.

     In the event that sufficient votes in favor of any of the items set forth in the notice of annual meeting of stockholders are not received by the time scheduled for the annual meeting of the stockholders, the persons named as proxies may propose one or more adjournments of such annual meeting to permit further solicitation of proxies with respect to any such items. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of such annual meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment, if proposed, those proxies which they are entitled to vote in favor of such items and against such adjournment those proxies required to be voted against such items. Broker non-votes and abstentions will have no effect on the majority vote required for adjournment.

     In order for any stockholder proposal to be included in the Fund's proxy statement and form of proxy for the Fund's 2001 annual meeting of stockholders, the stockholder proposal must be received by the Fund on or before February 1, 2001 and must satisfy other applicable legal requirements.


                                     By order of the Board of Directors,


                                     ANTHONY M. SOLOMON
                                     Chairman of the Board

New York, New York
May 9, 2000

                             THE EUROPE FUND, INC.
                                   P R O X Y
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                ANNUAL MEETING OF STOCKHOLDERS -- JUNE 20, 2000


     The undersigned, revoking previous proxies, hereby appoints Anthony M. Solomon, Stephen M.M. Miller and Robert E. Putney, III, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of common stock of The Europe Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Europe Fund, Inc. to be held at The Waldorf-Astoria Hotel, 301 Park Avenue, 4th Floor, New York, New York, on June 20, 2000 at 12:00 noon, New York City time, and at any and all adjournments thereof.





                          (Continued on reverse side)

     Please mark boxes [ ] (filled in box) or [X] in blue or black ink. Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR Proposals 1 and 2 below.

1--ELECTION OF DIRECTORS.     [ ] FOR ALL NOMINEES LISTED BELOW             [ ] WITHHOLD AUTHORITY
                                  (except as marked to the contrary below)      (to vote for all nominees listed below)

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below).
David O. Beim, Sir Arthur Bryan, James T. Flynn, Terry K. Glenn, W. Carl Kester, Karen P. Robards


2--Ratification of selection of Ernst & Young LLP as independent accountants for the fiscal year ending December 31, 2000.

                 FOR [ ]      AGAINST [ ]      ABSTAIN [ ]


3--To transact such other business as may properly come before the meeting.

   The Board of Directors recommends that you vote in favor of proposals 1 2.

                                   Please mark, date and sign as your name
                                   appears and return in the enclosed envelope.
                                   If acting as executor, administrator,
                                   trustee, guardian, etc., you should so
                                   indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder named should sign.

                                   The undersigned hereby acknowledges receipt of a copy of the accompanying notice of meeting and proxy statement and hereby revokes any proxy or proxies heretofore given.


                                   --------------------------------------------
                                                  Signature


                                   --------------------------------------------
                                                  Signature


                                   Date                                  , 2000
                                       ----------------------------------


 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE - NO POSTAGE IS REQUIRED